Exhibit 10.28

                                PROMISSORY NOTE

$ 16,568.00                                             Watertown, Massachusetts
                                                        January 2, 2002

     FOR VALUE RECEIVED the undersigned, Frederick Driscoll (the
"Borrower"), promises to pay to the order of OXiGENE, Inc., a Delaware corporation ("OXiGENE") on January 2, 2003 (the "Maturity Date") or such earlier date as set forth in the Agreement (defined below), the principal sum of Sixteen-Thousand and Five Hundred and Sixty Eight Dollars ($ 16,568.00) with interest thereon from the date hereof until paid at the rate of ten percent (10%) per annum, both principal and interest being negotiable and payable, without offset, at the offices of OXiGENE, Inc., 321 Arsenal Street, Watertown, Massachusetts 02472, Attention: Frederick Driscoll, or at such other place as the holder may designate in writing.

     This Promissory Note is secured by OXiGENE stock certificate no. OX 3049 representing 40,000 shares of restricted common stock of, par value $0.01 per share ("Pledged Collateral"), granted by OXiGENE to Borrower pursuant to a restricted stock agreement of even date herewith (the "Agreement"), the terms of which are incorporated herein by reference.

     To the fullest extent permitted by law, Borrower (i) waives presentment, protest and notice of dishonor; (ii) waives the benefit of any exemption as to the debt evidenced by this Purchase Note; (iii) waives any right which the Borrower may have to require the holder to proceed against any other person or assets; (iv) agrees that, without notice, and without affecting the Borrower's liability, the holder may, at any time or times, grant extensions of time for payment, permit the renewal of this Purchase Note and add or release a party;
(v) agrees that any action to collect this Purchase Note or any part hereof may be instituted and maintained in a court having appropriate jurisdiction and located in the City of Watertown, Massachusetts, and, in this regard, the Borrower waives forum nonconveniens or any assertion that such jurisdiction is improper; and (vi) agrees to pay all collection expenses including reasonable attorney's fees and court costs incurred in the collection of this Purchase Note or any part hereof.

     Notwithstanding anything contained in this Promissory Note or the Agreement to the contrary, the Borrower shall have no personal liability for the payment of any sums due under this Promissory Note or the Agreement, it being the intention of the parties that OXiGENE or any subsequent holder hereof shall look solely to the Pledged Collateral for the payment of such sums; provided however that the foregoing exculpation from personal liability shall not (i) impair the validity of security interests granted in the Agreement or (ii) preclude an action for specific performance or injunctive relief or prohibit OXiGENE or the holder hereof from naming the Borrower in any action to enforce remedies hereunder or under the Agreement (other than an action seeking a personal money judgment).





                                        /s/ Frederick W. Driscoll
                                        -------------------------
                                            Frederick W. Driscoll



                                        Address:
                                        --------------------------

                                 PROMISSORY NOTE

$ 16,568.00                                             Watertown, Massachusetts
                                                        January 2, 2002

     FOR VALUE RECEIVED the undersigned, Frederick Driscoll (the "Borrower"), promises to pay to the order of OXiGENE, Inc., a Delaware corporation ("OXiGENE") on January 2, 2004 (the "Maturity Date") or such earlier date as set forth in the Agreement (defined below), the principal sum of Sixteen-Thousand and Five Hundred and Sixty Eight Dollars ($ 16,568.00) with interest thereon from the date hereof until paid at the rate of ten percent (10%) per annum, both principal and interest being negotiable and payable, without offset, at the offices of OXiGENE, Inc., 321 Arsenal Street, Watertown, Massachusetts 02472,
Attention: Frederick Driscoll, or at such other place as the holder may designate in writing.

     This Promissory Note is secured by OXiGENE stock certificate no. OX 3049 representing 40,000 shares of restricted common stock of, par value $0.01 per share ("Pledged Collateral"), granted by OXiGENE to Borrower pursuant to a restricted stock agreement of even date herewith (the "Agreement"), the terms of which are incorporated herein by reference.

     To the fullest extent permitted by law, Borrower (i) waives presentment, protest and notice of dishonor; (ii) waives the benefit of any exemption as to the debt evidenced by this Purchase Note; (iii) waives any right which the Borrower may have to require the holder to proceed against any other person or assets; (iv) agrees that, without notice, and without affecting the Borrower's liability, the holder may, at any time or times, grant extensions of time for payment, permit the renewal of this Purchase Note and add or release a party;
(v) agrees that any action to collect this Purchase Note or any part hereof may be instituted and maintained in a court having appropriate jurisdiction and located in the City of Watertown, Massachusetts, and, in this regard, the Borrower waives forum nonconveniens or any assertion that such jurisdiction is improper; and (vi) agrees to pay all collection expenses including reasonable attorney's fees and court costs incurred in the collection of this Purchase Note or any part hereof.

     Notwithstanding anything contained in this Promissory Note or the Agreement to the contrary, the Borrower shall have no personal liability for the payment of any sums due under this Promissory Note or the Agreement, it being the intention of the parties that OXiGENE or any subsequent holder hereof shall look solely to the Pledged Collateral for the payment of such sums; provided however that the foregoing exculpation from personal liability shall not (i) impair the validity of security interests granted in the Agreement or (ii) preclude an action for specific performance or injunctive relief or prohibit OXiGENE or the holder hereof from naming the Borrower in any action to enforce remedies hereunder or under the Agreement (other than an action seeking a personal money judgment).





                                        /s/ Frederick W. Driscoll
                                        -------------------------
                                            Frederick W. Driscoll



                                        Address:
                                        -------------------------

                                 PROMISSORY NOTE

$ 16,568.00                                             Watertown, Massachusetts
                                                        January 2, 2002

     FOR VALUE RECEIVED the undersigned, Frederick Driscoll (the "Borrower"), promises to pay to the order of OXiGENE, Inc., a Delaware corporation ("OXiGENE") on January 2, 2005 (the "Maturity Date") or such earlier date as set forth in the Agreement (defined below), the principal sum of Sixteen-Thousand and Five Hundred and Sixty Eight Dollars ($ 16,568.00) with interest thereon from the date hereof until paid at the rate of ten percent (10%) per annum, both principal and interest being negotiable and payable, without offset, at the offices of OXiGENE, Inc., 321 Arsenal Street, Watertown, Massachusetts 02472,
Attention: Frederick Driscoll, or at such other place as the holder may designate in writing.

     This Promissory Note is secured by OXiGENE stock certificate no. OX 3049 representing 40,000 shares of restricted common stock of, par value $0.01 per share ("Pledged Collateral"), granted by OXiGENE to Borrower pursuant to a restricted stock agreement of even date herewith (the "Agreement"), the terms of which are incorporated herein by reference.

     To the fullest extent permitted by law, Borrower (i) waives presentment, protest and notice of dishonor; (ii) waives the benefit of any exemption as to the debt evidenced by this Purchase Note; (iii) waives any right which the Borrower may have to require the holder to proceed against any other person or assets; (iv) agrees that, without notice, and without affecting the Borrower's liability, the holder may, at any time or times, grant extensions of time for payment, permit the renewal of this Purchase Note and add or release a party;
(v) agrees that any action to collect this Purchase Note or any part hereof may be instituted and maintained in a court having appropriate jurisdiction and located in the City of Watertown, Massachusetts, and, in this regard, the Borrower waives forum nonconveniens or any assertion that such jurisdiction is improper; and (vi) agrees to pay all collection expenses including reasonable attorney's fees and court costs incurred in the collection of this Purchase Note or any part hereof.

     Notwithstanding anything contained in this Promissory Note or the Agreement to the contrary, the Borrower shall have no personal liability for the payment of any sums due under this Promissory Note or the Agreement, it being the intention of the parties that OXiGENE or any subsequent holder hereof shall look solely to the Pledged Collateral for the payment of such sums; provided however that the foregoing exculpation from personal liability shall not (i) impair the validity of security interests granted in the Agreement or (ii) preclude an action for specific performance or injunctive relief or prohibit OXiGENE or the holder hereof from naming the Borrower in any action to enforce remedies hereunder or under the Agreement (other than an action seeking a personal money judgment).





                                        /s/ Frederick W. Driscoll
                                        -------------------------
                                            Frederick W. Driscoll



                                        Address:
                                        -------------------------